Intangible Assets	6 Months Ended
Jun. 30, 2012
Intangible Assets
Intangible Assets

6.

Intangible Assets

The Company’s intangible assets consist of intellectual property, principally patents, acquired in the acquisition of ValiBio SA (see Note 4).  The patents are being amortized over their remaining lives, which are 12 years and 19 years.

			December 31,
			2011
		Accumulated	Net Carrying
	Cost	Amortization	Value
	$	$	$

Patents	1,642,195	119,384	1,522,811

	1,642,195	119,384	1,522,811

During the year ended December 31, 2011, the Company recognized $107,642 in amortization expense (2010 - $20,224).

The Company periodically reviews its long lived assets to ensure that their carrying value does not exceed their fair market value. On September 11, 2011, the Company hired an independent specialist to value the patents based on a discounted cash flows model.  The result of this report confirmed that the fair value of the patents exceeded their carrying value as of December 31, 2011.